                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 99.2
                          DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


I. RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                               547,199.57
       Available Funds:
           Contract Payments due and received in this period                                                          1,635,399.18
           Contract Payments due in prior period(s) and received in this period                                          41,841.59
           Contract Payments received in this period for next period                                                     33,233.80
           Sales, Use and Property Tax payments received                                                                 18,304.08
           Prepayment Amounts related to early termination in this period                                                 1,328.88
           Servicer Advance                                                                                             617,545.04
           Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
           Transfer from Reserve Account                                                                                  5,320.12
           Interest earned on Collection Account                                                                          1,459.66
           Interest earned on SPG Account                                                                                    26.27
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
             < Predecessor contract)                                                                                          0.00
           Amounts paid under insurance policies                                                                              0.00
           Maintenance, Late Charges and any other amounts                                                                5,104.61

                                                                                                                     -------------
       Total Available Funds                                                                                          2,906,762.80
       Less: Amounts to be Retained in Collection Account                                                               435,347.88
                                                                                                                     -------------
       AMOUNT TO BE DISTRIBUTED                                                                                       2,471,414.92
                                                                                                                     =============


       DISTRIBUTION OF FUNDS:
           1.     To Trustee -  Fees                                                                                          0.00
           2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             47,161.71
           3.     To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                        a) Class A1 Principal and Interest                                                                    0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                                0.00
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                                0.00
                        a) Class A5 Principal (distributed after A4 Note matures) and Interest                        2,099,376.03
                        b) Class B Principal and Interest                                                                35,753.27
                        c) Class C Principal and Interest                                                                71,728.36
                        d) Class D Principal and Interest                                                                48,088.73
                        e) Class E Principal and Interest                                                                61,595.84

           4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                                 3,511.02
           5.     To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    4,745.25
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  63,575.92
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            0.00
           6.     To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts             24,894.62
           7.     To Servicer, Servicing Fee and other Servicing Compensations                                           10,984.17
                                                                                                                     --------------
       TOTAL FUNDS DISTRIBUTED                                                                                        2,471,414.92
                                                                                                                     =============

                                                                                                                     -------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       435,347.88
                                                                                                                     =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     2,511,821.93
            - Add Investment Earnings                                                                                     1,809.10
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              3,511.02
            - Less Distribution to Certificate Account                                                                    5,320.12
                                                                                                                     -------------
End of period balance                                                                                                $2,511,821.93
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,511,821.93
                                                                                                                     =============


                          DIV RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003



III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                    22,148,431.74
                          Pool B                                                     3,632,940.09
                                                                                   --------------
Class A Overdue Interest, if any                                                             0.00          25,781,371.83
Class A Monthly Interest - Pool A                                                      121,631.80
Class A Monthly Interest - Pool B                                                       19,950.90
Class A Overdue Principal, if any                                                        3,329.70
Class A Monthly Principal - Pool A                                                   1,559,898.19
Class A Monthly Principal - Pool B                                                     397,895.14
Excess (Shortfall) cash to Principal                                                         0.00
Reserve Account Distribution                                                                   --
Cash Shortfall due to Residual funds erroneously received in August                     (3,329.70)
                                                                                                            1,957,793.33
                                                                                   --------------
Ending Principal B Pool A                                                           20,588,533.55
                   Pool B                                                            3,235,044.95
                                                                                   ---------------        --------------
                                                                                                           23,823,578.50
                                                                                                          ==============
-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $221,020,000    Original Face $221,020,000     Balance Factor
$        0.640588             $           8.873057                 10.778924%
-------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                           0.00
                          Class A2                                                           0.00
                          Class A3                                                           0.00
                          Class A4                                                           0.00
                          Class A5                                                  25,781,371.83
                                                                                   --------------

Class A Monthly Interest                                                                                   25,781,371.83
                          Class A1 (Actual Number Days/360)                                  0.00
                          Class A2                                                           0.00
                          Class A3                                                           0.00
                          Class A4                                                           0.00
                          Class A5                                                     141,582.70
                                                                                   --------------

Class A Monthly Principal
                          Class A1                                                           0.00
                          Class A2                                                           0.00
                          Class A3                                                           0.00
                          Class A4                                                           0.00
                          Class A5                                                   1,957,793.33
                                                                                   --------------
                                                                                                            1,957,793.33
Ending Principal Balance of the Class A Notes
                          Class A1                                                           0.00
                          Class A2                                                           0.00
                          Class A3                                                           0.00
                          Class A4                                                           0.00
                          Class A5                                                  23,823,578.50
                                                                                   ---------------        --------------
                                                                                                           23,823,578.50
                                                                                                          ==============
Class A4
-------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $42,620,000    Original Face $42,620,000        Balance Factor
                $ 3.32198                     $ 45.936024        55.897650%
-------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class B Notes
                                         Pool A                                                     377,721.49
                                         Pool B                                                      61,969.11
                                                                                                   -----------
                                                                                                                        439,690.60

          Class B Overdue Interest, if any                                                                0.00
          Class B Monthly Interest - Pool A                                                           2,042.84
          Class B Monthly Interest - Pool B                                                             335.15
          Class B Overdue Principal, if any                                                              56.76
          Class B Monthly Principal - Pool A                                                         26,592.20
          Class B Monthly Principal - Pool B                                                          6,783.08
          Cash Shortfall due to Residual funds erroneously received in August                           (56.76)          33,375.28
                                                                                                   -----------
          Ending Principal Balance of the Class B Notes
                                         Pool A                                                     351,129.29
                                         Pool B                                                      55,186.03
                                                                                                   -----------         -----------
                                                                                                                        406,315.32
                                                                                                                       ===========

          -----------------------------------------------------------------------------
          Interest Paid Per $1,000       Principal Paid Per $1,000   Ending Principal
          Original Face $3,768,000       Original Face $3,768,000    Balance Factor
          $            0.631101          $                 8.872622       10.783315%
          -----------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class C Notes
                                         Pool A                                                     756,243.79
                                         Pool B                                                     124,137.50
                                                                                                   -----------
                                                                                                                        880,381.29

          Class C Overdue Interest, if any                                                                0.00
          Class C Monthly Interest - Pool A                                                           4,275.93
          Class C Monthly Interest - Pool B                                                             701.89
          Class C Overdue Principal, if any                                                             113.52
          Class C Monthly Principal - Pool A                                                         53,184.39
          Class C Monthly Principal - Pool B                                                         13,566.15
          Cash Shortfall due to Residual funds erroneously received in August                          (113.52)          66,750.54
                                                                                                    ----------
          Ending Principal Balance of the Class C Notes
                                         Pool A                                                     703,059.40
                                         Pool B                                                     110,571.35
                                                                                                    ----------        ------------
                                                                                                                        813,630.75
                                                                                                                      ============

          -----------------------------------------------------------------------------
          Interest Paid Per $1,000       Principal Paid Per $1,000   Ending Principal
          Original Face $7,537,000       Original Face $7,537,000    Balance Factor
          $            0.660451          $                8.871442         10.795154%
          -----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


VII.   CLASS D NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class D Notes
                                         Pool A                                               503,628.71
                                         Pool B                                                82,625.43
                                                                                            ------------
                                                                                                               586,254.14

          Class D Overdue Interest, if any                                                          0.00
          Class D Monthly Interest - Pool A                                                     3,082.63
          Class D Monthly Interest - Pool B                                                       505.74
          Class D Overdue Principal, if any                                                        75.68
          Class D Monthly Principal - Pool A                                                   35,456.26
          Class D Monthly Principal - Pool B                                                    9,044.10
          Cash Shortfall due to Residual funds erroneously received in August                     (75.68)       44,500.36
                                                                                            -------------
          Ending Principal Balance of the Class D Notes
                                         Pool A                                               468,172.45
                                         Pool B                                                73,581.33
                                                                                            ------------      -----------
                                                                                                               541,753.78
                                                                                                              ===========

          ---------------------------------------------------------------------------
          Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
          Original Face $5,024,000     Original Face $5,024,000      Balance Factor
          $          0.714246          $                8.872619        10.783316%
          ---------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class E Notes
                                         Pool A                                               631,137.34
                                         Pool B                                               103,680.35
                                                                                            ------------
                                                                                                               734,817.69

          Class E Overdue Interest, if any                                                          0.00
          Class E Monthly Interest - Pool A                                                     5,127.99
          Class E Monthly Interest - Pool B                                                       842.40
          Class E Overdue Principal, if any                                                        94.61
          Class E Monthly Principal - Pool A                                                   44,320.33
          Class E Monthly Principal - Pool B                                                   11,305.12
          Cash Shortfall due to Residual funds erroneously received in August                     (94.61)       55,625.45
                                                                                            ------------
          Ending Principal Balance of the Class E Notes
                                         Pool A                                               586,817.01
                                         Pool B                                                92,375.23
                                                                                            ------------      -----------
                                                                                                               679,192.24
                                                                                                              ===========

          ----------------------------------------------------------------------------
          Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
          Original Face $6,282,000     Original Face $6,282,000      Balance Factor
          $             0.950396       $                8.869796        10.811720%
          ----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

          Beginning Residual Principal Balance
                             Pool A                                              750,012.33
                             Pool B                                              122,373.44
                                                                                -----------
                                                                                                         872,385.77

          Residual Interest - Pool A                                               4,199.08
          Residual Interest - Pool B                                                 546.17
          Residual Principal - Pool A                                             53,361.67
          Residual Principal - Pool B                                             13,725.27
                                                                                -----------
                                                                                                          67,086.94
          Ending Residual Principal Balance
                             Pool A                                              696,650.66
                             Pool B                                              108,648.17
                                                                                -----------            ------------
                                                                                                         805,298.83
                                                                                                       ============


X.   PAYMENT TO SERVICER

           - Collection period Servicer Fee                                                               10,984.17
           - Servicer Advances reimbursement                                                              47,161.71
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              24,894.62
                                                                                                       ------------
          Total amounts due to Servicer                                                                   83,040.50
                                                                                                       ============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003




XI.   Aggregate Discounted Contract Balance

Pool A
              Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                 beginning of the related Collection Period                                                         25,167,175.41

              Aggregate Discounted Contract Balance of Additional Contracts acquired during
                 Collection Period                                                                                           0.00

              Decline in Aggregate Discounted Contract Balance                                                       1,772,813.03

                                                                                                                 ----------------
              Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                 ending of the related Collection Period                                                            23,394,362.38
                                                                                                                 ================

              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments and Servicer Advances                    1,771,492.01

                  - Principal portion of Prepayment Amounts                                             1,321.02

                  - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                          0.00

                  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                         Contracts during the Collection Period                                             0.00

                  - Aggregate Discounted Contract Balance of Substitute Contracts added during
                         Collection Period                                                                  0.00

                  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                         during Collection Period                                                           0.00
                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    1,772,813.03
                                                                                                    ============


Pool B
              Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                 beginning of the related Collection Period                                                          4,127,725.97

              Aggregate Discounted Contract Balance of Additional Contracts acquired during
                 Collection Period                                                                                           0.00

              Decline in Aggregate Discounted Contract Balance                                                         455,989.14

                                                                                                                 ----------------
              Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                 ending of the related Collection Period                                                             3,671,736.83
                                                                                                                 ================

              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments and Servicer Advances                      452,204.97

                  - Principal portion of Prepayment Amounts                                                 0.00

                  - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                          0.00

                  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                         Contracts during the Collection Period                                         3,784.17

                  - Aggregate Discounted Contract Balance of Substitute Contracts added during
                         Collection Period                                                                  0.00

                  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                         during Collection Period                                                           0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance      455,989.14
                                                                                                    ============

                                                                                                                 ----------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                   27,066,099.21
                                                                                                                 ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003



XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*


         POOL A
                        Discounted                           Discounted
         Lease #        Present Value          Lease #       Present Value
         -------        -------------          ---------     --------------



                                               ----------
                                       Totals:      $0.00


         POOL B
                          Discounted                           Discounted
         Lease #          Present Value         Lease #        Present Value
         -------------    -------------         ----------     ---------------
         #863-506 (08/03)  $4,527.63                                    $0.00


                                                ----------
                                        Totals: $ 4,527.63


        a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS       $4,527.63
        b) ADCB AT CLOSING DATE                                     251,182,193.26
        c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                1.80253E-05


        * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS, ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS
           A NONRECOVERABLE ADVANCE
        #  NONRECOVERABLE

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        Pool A

                                                                                                   Predecessor
                                                      Discounted               Predecessor         Discounted
        Lease #       Lessee Name                     Present Value            Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------

        2199-001                                     1,112,975.58              1881-001                2,435,321.88
        1231-041                                       953,502.31
        1560-013                                       342,866.78
                      Cash                              25,977.21
        3323-002                                       932,975.98               912-501                  492,124.09
        3330-002                                       784,394.56               917-501                  536,814.08
                                                                                917-502                  578,192.91
                                                                                920-501                   35,076.58
                                                                                1912-001                  34,364.63
                                                    --------------                                -----------------
                                      Totals:       $4,152,692.42                                     $4,111,894.17

        (a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $4,111,894.17
        (b) ADCB OF POOL A AT CLOSING DATE                                                          $201,135,070.09
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
(c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO   X
                                                                                ---               ------


        Pool B

                                                                                                   Predecessor
                                                      Discounted               Predecessor         Discounted
        Lease #       Lessee Name                     Present Value            Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------

                      NONE
                                                    --------------                                -----------------
                                      Totals:                $0.00                                            $0.00

        (a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $0.00
        (b) ADCB OF POOL B AT CLOSING DATE                                                           $50,047,123.17
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                        0.00%
       *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER
        HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
(c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO   X
                                                                                ---               ------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        Pool A - Non-Performing

                                                                                                   Predecessor
                                                    Discounted                 Predecessor         Discounted
        Lease #       Lessee Name                   Present Value              Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------
        408-502                                         495,646.95               277-103              2,561,363.27
        1042-501                                      1,631,421.93              1513-002                953,250.10
        2375-001                                      1,286,730.05              1725-002                588,254.35
        1097 506                                        675,567.93
                      CASH                               13,500.87
        2545-002                                        964,543.83              2205-001              3,763,600.22
        2907-001                                        472,557.70
        2000667-2                                       190,558.39
        2004051-2                                       695,143.77
        2004051-3                                       993,964.93
        2004887-1                                       212,022.60
        2005804-1                                       236,366.53

                                                    --------------                                -----------------
                                      Totals:        $7,868,025.48                                   $7,866,467.94

        (a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                             $7,866,467.94
        (b) ADCB OF POOL A AT CLOSING DATE                                                         $201,135,070.09
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
(c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO   X
                                                                                ---               ------


        Pool B

                                                                                                   Predecessor
                                                      Discounted               Predecessor         Discounted
        Lease #       Lessee Name                     Present Value            Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------
       1528-003                                        $642,004.10              960-501                 $82,012.38
       2826-003                                        $205,317.69              960-502                 $28,390.17
       2906-001                                        $496,511.61             1043-501                $641,289.38
                     Cash                                $3,932.26             1043-502                $596,073.73
                                                     --------------                                -----------------
                                      Totals:        $1,347,765.66                                   $1,347,765.66

        (a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                $1,347,765.66
        (b) ADCB OF POOL B AT CLOSING DATE                                                          $50,047,123.17
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     2.69%

        ANY CONTRACT DELINQUENT GREATER THAN 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS DECLINED
        TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS                                                                                $0.00
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.       Aggregate Discounted Contract Balance

Contracts Delinquent > 90 days                                       Total Outstanding Contracts
This month                              1,345,078.58                 This Month                              27,066,099.21
1 Month Prior                           1,316,902.12                 1 Month Prior                           29,294,901.38
2 Months Prior                          1,334,729.23                 2 Months Prior                          31,832,561.54

Total                                   3,996,709.93                 Total                                   88,193,562.13


a) 3 Month Average                      1,332,236.64                 b) 3 Month Average                      29,397,854.04

c) a/b                                          4.53%

2.       Does Delinquency Condition Exist (1C > 6%)?                                      Yes                  No       X
                                                                                              ----------------    --------------

3.       Restarting Event Check

         A. A Delinquency Condition exists for current period?                            Yes                  No       X
                                                                                              ----------------    --------------
         B. An Indenture Event of Default has occurred and is then continuing?            Yes                  No
                                                                                              ----------------    --------------

4.       Has a Servicer Event of Default occurred?                                        Yes                  No
                                                                                              ----------------    --------------

5.       Amortization Event Check

         A. Is 1C > 8%?                                                                     Yes                  No       X
                                                                                               ----------------    --------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                            Yes                  No
                                                                                               ----------------    --------------
         C. As of any Determination date, the sum of all defaulted contracts since
            the Closing date exceeds 6% of the ADCB on the Closing Date?                   Yes                  No       X
                                                                                               ----------------    --------------

6.       Aggregate Discounted Contract Balance at Closing Date                        Balance $251,182,193.28
                                                                                              ---------------
         Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                                 TOTAL                      % OF TOTAL
                                                      A,D,C,B                    A,D,C,B                    A,D,C,B
                                                      -------                    -------                    ----------
         30 Days Overdue                              3,447,972.57               27,066,099.21                12.739%
         60 Days Overdue                                    166.11               27,066,099.21                 0.001%
         90 Days Overdue                                 49,145.94               27,066,099.21                 0.182%
         120 Days Overdue                             1,295,932.64               27,066,099.21                 4.788%
         150 Days Overdue                                     0.00               27,066,099.21                 0.000%
         180 Days Overdue                                     0.00               27,066,099.21                 0.000%

                           DVI RECEIVABLES VIII 1999-1
                                 FUNDS TRANSFER
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003





Please transfer the following funds from DVI Collection A # 33-37156-0
              To the Distribution Account                                   1,887,794.27
                                                                           -------------

Please transfer the following funds from DVI Collection B # 33-37156-0        498,449.46
                                                                           -------------
              To the Distribution Account

Please transfer the following funds from SPG Collection A # 33-37156-2         85,171.19
                                                                           -------------
              To the Distribution Account